SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

August 25, 2004

COCA-COLA BOTTLING CO. CONSOLIDATED

(Exact name of registrant as specified in its charter)

Delaware	0-9286	56-0950585
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 Coca-Cola Plaza, Charlotte, North Carolina 28211

(Address of principal executive offices) (Zip Code)

(704) 557-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item	5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d)	On August 25, 2004, the Board of Directors of Coca-Cola Bottling Co. Consolidated (the “Company”) appointed Robert D. Pettus, Jr. to the Company’s Board of Directors. Mr. Pettus was appointed as the Vice Chairman of the Board and will serve on the Board’s Finance and Retirement Benefits Committees. Information regarding compensation and benefits of Mr. Pettus as an executive officer of the Company can be found in the Company’s proxy statement for its 2004 Annual Meeting of Stockholders, which information is hereby incorporated by reference.

Attached as Exhibit 99.1 is a copy of a press release of the Company, dated August 25, 2004, announcing the appointment of Mr. Pettus to the Board of Directors.

Item	9.01. Financial Statements and Exhibits.

(c)	Exhibit 99.1. Press release of the Company, dated August 25, 2004, announcing the appointment of Mr. Pettus to the Board of Directors.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA BOTTLING CO. CONSOLIDATED (REGISTRANT)

Date: August 26, 2004	BY:	/s/ David V. Singer
David V. Singer
Principal Financial Officer of the Registrant
and
Executive Vice President and Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, DC

EXHIBITS

CURRENT REPORT

ON

FORM 8-K

Date of Event Reported:	Commission File No:
August 25, 2004	0-9286

COCA-COLA BOTTLING CO. CONSOLIDATED

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press Release of the Company, dated August 25, 2004, announcing the appointment of Robert D. Pettus, Jr. to the Board of Directors.